Exhibit 99.906.CERT

                        FORM OF SECTION 906 CERTIFICATION

     Certification Pursuant to 18 U.S.C SECTION 1350, as Adopted Pursuant to
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                  Section 906 of the Sarbanes-Oxley Act of 2002
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Wayne S. Reisner, Chief Executive Officer, and Michael J. Carey, Chief Financial
Officer, of Sterling Capital Corporation (the "Registrant"), each certify to the best of his or her knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Dated: February 25, 2005


/s/ Wayne S. Reisner
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Name:  Wayne S. Reisner
Title: Chief Executive Officer


/s/ Michael J. Carey
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Name:  Michael J. Carey
Title: Chief Financial Officer